Note 5 - Revenue	6 Months Ended
Jun. 30, 2024
Statement Line Items [Line Items]
Disclosure of revenue [text block]

Note 5. Revenue

In September 2023, the Company entered into a collaborative research agreement with MSD (tradename of Merck & Co., Inc., Rahway, NJ, USA (“MSD”), to explore new ways to apply AI technologies to vaccine discovery development. During the three and six months ended June 30, 2024, the Company recognized services revenue of $0.2 million from its research and development services. Additionally, the Company is eligible to earn further services revenue of up to $0.2 million under the agreement with MSD through research and development efforts and the attainment of development milestone payments.

During the three and six months ended June 30, 2024, 100% of revenue earned was services revenue generated in Denmark from the Company’s collaborative research agreement with MSD. There were no other revenues earned by the Company during or prior to the six months ended June 30, 2024.